As filed with the Securities and Exchange Commission on June 29, 1998

                                                      Registration No. 333-53749
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                         Post-Effective Amendment No. 1
                                  on FORM S-8
                                       to
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          ---------------------------

                                 OMNICARE, INC.
             (Exact name of registrant as specified in its charter)

                    50 East RiverCenter Blvd. -- Suite 1530
DELAWARE            Covington, Kentucky 41011                   31-1001351
--------            -------------------------                   ----------
(State or other     (Address of Principal                       (I.R.S. Employer
jurisdiction of     Executive Offices) (Zip Code)               Identification
incorporation or                                                No.)
organization)

                            1992 Incentive Stock Plan
                            1993 Incentive Stock Plan
                           1994 Incentive Stock Plan
                  1994 Non-Employee Director Stock Option Plan
                         1997 Equity Compensation Plan
                                 of IBAH, Inc.

                                Cheryl D. Hodges
                        c/o Omnicare Management Company
                               2800 Chemed Center
                             255 East Fifth Street
                          Cincinnati, Ohio 45202-4728
                    (Name and address of agent for service)

  Telephone number, including area code, of agent for service: (513) 762-6666 copy to:

                                Morton A. Pierce
                                Richard D. Pritz
                              Dewey Ballantine LLP
                          1301 Avenue of the Americas
                            New York, New York 10019
                                 (212) 259-8000

                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
                                                      Proposed
Title of                            Proposed          maximum
securities                          maximum           aggregate     Amount of
to be             Amount to         offering price    offering      registration
registered        be registered     per share         price         fee
--------------------------------------------------------------------------------
Common Stock,
par value $1.00
per share         623,359 shares    N/A(1)            N/A(1)        N/A (1)
--------------------------------------------------------------------------------

(1) The registration fee with respect to these shares was previously paid in connection with the filing of Registrant's Registration Statement on S-4 (Registration No. 333-53749) which was declared effective on May 28, 1998. See Explanatory Note below.

                                EXPLANATORY NOTE

Omnicare, Inc. (the "Registrant") hereby amends its Registration Statement on Form S-4 (File No. 333-53749), effective on May 28, 1998 (the "Form S-4"), by filing this Post-Effective Amendment No. 1 on Form S-8 to the Form S-4 (the "Registration Statement") relating to 623,359 shares of Common Stock, $1.00 par value, of the Registrant (the "Common Stock") issuable in connection with the 1992 Incentive Stock Plan, 1993 Incentive Stock Plan, 1994 Incentive Stock Plan, 1994 Non-Employee Director Stock Option Plan and the 1997 Equity Compensation Plan (collectively, the "Plans") of IBAH, Inc. ("IBAH").

On June 29, 1998, pursuant to an Agreement and Plan of Merger dated March 30, 1998 (the "Merger Agreement"), IBAH became a wholly-owned subsidiary of the Registrant (the "Merger"). As provided in the Merger Agreement, each outstanding share of common stock, $.01 par value, of IBAH ("IBAH Common Stock"), was converted into the right to receive 0.1638 shares of the Registrant's Common Stock.

Pursuant to the Merger Agreement, IBAH and the Registrant have taken such actions as are necessary such that IBAH Common Stock is no longer issuable under the Plans. Instead, the Registrant's Common Stock will be issuable under the Plans in such amounts and at such prices as adjusted pursuant to the Plans and the Merger Agreement.

This Registration Statement relates to 623,359 shares of the Registrant's Common Stock registered on Form S-4, which were not issued in connection with the Merger and that are issuable in connection with the Plans.


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

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

      This Registration Statement on Form S-8 (the "Registration Statement") is being filed by Omnicare, Inc. (the "Company" or "Registrant") with respect to the 1992 Incentive Stock Plan, 1993 Incentive Stock Plan, 1994 Incentive Stock Plan, 1994 Non-Employee Director Stock Option Plan and the 1997 Equity Compensation Plan of IBAH, Inc. (the "Plans"), referred to on the cover of this Registration Statement. The document(s) containing the information required in
Part I of this Registration Statement will be sent or given to each of the participants in the Plans, as specified by Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"). Such document(s) are not being filed with the Commission but constitute (together with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents heretofore filed with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated herein by reference:

      (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

      (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998;

      (c) The Company's Current Reports on Form 8-K, dated February 18, 1998, April 17, 1998 and May 19, 1998;

      (d) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1997; and

      (e) The description of the Company's Common Stock set forth in the Company's Registration Statement on Form 8-A/A-1 (File No. 1-8269) filed with the Commission on April 17, 1996.

      All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all Common Stock offered hereunder has been sold or which deregisters all Common Stock then remaining unsold hereunder shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

      Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

      Not applicable.


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

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The Restated Certificate of Incorporation, as amended, and Amended Bylaws of the Company, and separate Indemnification Agreements, provide for the indemnification of each director and officer of the Company in connection with any claim, action, suit or legal proceeding brought or threatened by reason of his or her position with the Company. In addition, the General Corporation Law of the State of Delaware ("Delaware Law") permits the Company to indemnify its directors, officers and others against judgments, fines, amounts paid in settlement and attorneys' fees resulting from various types of legal actions or proceedings if the actions of the party being indemnified meet the standards of conduct specified in the Delaware Law.

      The Company's directors and officers are, in addition, insured against loss arising from any claim against them or a wrongful act or omission with certain exceptions and limitations.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

      Not applicable.

ITEM 8. EXHIBITS

      See Index to Exhibits on Page 8.

ITEM 9. UNDERTAKINGS

The undersigned registrant hereby undertakes:

      (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


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

      (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 29th day of June, 1998.

                                          OMNICARE, INC.



                                          By /s/ Joel F. Gemunder
                                             -----------------------------------
                                             Joel F. Gemunder
                                             President


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each of the persons whose signature appears below hereby constitutes and appoints Edward L. Hutton, Joel
F. Gemunder and Cheryl D. Hodges his or her true and lawful attorneys-in-fact and agents, with full power of substitution, and each with power to act alone, to sign and execute on behalf of the undersigned any and all amendments or supplements to this Registration Statement, and to perform any acts necessary to be done in order to file any and all such amendments and supplements with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, shall do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      SIGNATURE                   TITLE                                DATE


/s/ Edward L. Hutton        Chairman and Director                June 29, 1998
-------------------------   (Principal Executive Director)
Edward L. Hutton


/s/ Joel F. Gemunder        President and Director               June 29, 1998
-------------------------   (Principal Executive Officer)
Joel F. Gemunder


/s/ David W. Froesel, Jr.   Senior Vice President and Chief      June 29, 1998
-------------------------   Financial Officer
David W. Froesel, Jr.       (Principal Financial Officer and
                            Principal Accounting Officer)

/s/ Ronald K. Baur          Director                             June 29, 1998
-------------------------
Ronald K. Baur


/s/ Timothy E. Bien         Director                             June 29, 1998
-------------------------
Timothy E. Bien


/s/ Charles H. Erhart, Jr.  Director                             June 29, 1998
-------------------------
Charles H. Erhart, Jr.


/s/ Mary Lou Fox            Director                             June 29, 1998
-------------------------
Mary Lou Fox


/s/ Cheryl D. Hodges        Director                             June 29, 1998
-------------------------
Cheryl D. Hodges


/s/ Thomas C. Hutton        Director                             June 29, 1998
-------------------------
Thomas C. Hutton


/s/ Patrick E. Keefe        Director                             June 29, 1998
-------------------------
Patrick E. Keefe


/s/ Sandra E. Laney         Director                             June 29, 1998
-------------------------
Sandra E. Laney


/s/ Andrea R. Lindell       Director                             June 29, 1998
-------------------------
Andrea R. Lindell


/s/ Sheldon Margen, M.D.    Director                             June 29, 1998
-------------------------
Sheldon Margen, M.D.

/s/ Kevin J. McNamara       Director                             June 29, 1998
-------------------------
Kevin J. McNamara


/s/ D. Walter Robbins, Jr.  Director                             June 29, 1998
-------------------------
D. Walter Robbins, Jr.

                               INDEX TO EXHIBITS

Number

3.1 Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Registrant's Annual Report on Form 10-K for the year ended December 31, 1996).

3.2 Certificate of Amendment of Registrant's Restated Certificate of Incorporation (incorporated herein by reference to Registrant's Registration Statement on Form S-4 (File No. 333-53749), filed with the Commission on May 27, 1998).

3.3 Amended Bylaws of the Registrant (incorporated herein by reference to Registrant's Annual Report on Form 10-K for the year ended December 31,
      1992).

4.1 1992 Incentive Stock Plan (incorporated herein by reference to the Registration Statement on Form S-1 (File No. 33-46027), of Affinity Biotech, Inc. ("Affinity"), initially filed with the Commission on March 4, 1992).

4.2 1993 Incentive Stock Plan (incorporated herein by reference to Affinity's Quarterly Report on Form 10-Q for the quarterly period ended September 30,
      1993).

4.3 1994 Incentive Stock Plan (incorporated herein by reference to Affinity's Joint Proxy Statement/Prospectus included in Affinity's Registration Statement on Form S-4 (File No. 33-74274), filed with the Commission on January 20, 1994).

4.4 1994 Non-Employee Directors Stock Option Plan (incorporated herein by reference to IBAH's Annual Report on Form 10-K for the year ended December 31, 1994).

4.5 1997 Equity Compensation Plan (incorporated herein by reference to IBAH's Annual Report on Form 10-K for the year ended December 31, 1997).

5     Opinion of Dewey Ballantine LLP.*

23.1  Consent of Dewey Ballantine LLP (contained in opinion filed as Exhibit 5).

23.2  Consent of Price Waterhouse LLP.*

24    Power of Attorney (included on signature page).

--------------
* Filed herewith.


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